U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2006

VIRAL GENETICS, INC.

(Exact name of registrant as specified in its charter)

000-26875

(Commission File No.)

Delaware	33-0814123
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1321 Mountain View Circle, Azusa, CA 91702

(Address of principal executive offices)

(626) 334-5310

(Registrant’s telephone number)

Not Applicable

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01 Other Events

On December 12, 2006, Viral Genetics, Inc., intends to make presentations at the New York Society of Security Analysts, 10th Annual Biotech & Specialty Pharmaceuticals Conference. A copy of the presentation is attached as an exhibit.

Item 9.01 Financial Statements and Exhibits

Exhibits

Attached to this report as Exhibit 99.1 is the “Viral Genetics, Inc.” presentation for the conferences it is attending in New York City on December 12, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRAL GENETICS, INC.

Dated: December 12, 2006	By	/s/ Haig Keledjian
Haig Keledjian, President

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